UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 20, 2013

SHORE BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-22345	52-1974638
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

18 East Dover Street, Easton, Maryland 21601

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (410) 763-7800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 20, 2013, the Board of Directors of Shore Bancshares, Inc. (the “Company”) appointed George S. Rapp as Vice President and Chief Financial Officer of the Company. Susan E. Leaverton, the current Chief Financial Officer, will transition to a new primary role as the Chief Financial Officer of the Company’s lead subsidiary, The Talbot Bank of Easton, Maryland.

Prior to joining the Company, from 2010 to 2012, Mr. Rapp, age 60, served as the Chief Financial Officer and one of the four executive founders of World Currency USA in Marlton, NJ, a provider of foreign currency exchange services to financial institutions, where he was responsible for the financial operations, including raising capital to fund the start-up operation. Between 2005 and 2010, he served as the Chief Financial Officer of Harleysville National Corporation, a regional banking corporation in Harleysville, PA, where he managed all financial functions including controller, treasury and shareholder relations. Between 1980 and 2005, Mr. Rapp held a variety of roles with various financial institutions, including as Chief Financial Officer, Senior Vice President & Chief Accounting Officer, Chief Operations Officer and Controller.

The terms of Mr. Rapp’s offer of employment contemplate: (i) an annual salary of $225,000; (ii) participation in the Company’s Management Incentive Program and an opportunity thereunder for plan year 2013 to receive up to 35% of his annual salary based on the achievement of to-be-determined performance criteria (with a guaranteed minimum incentive award of $20,000); (iii) a grant of $25,000 in shares of restricted stock under the Company’s 2006 Stock and Incentive Compensation Plan, which will vest over a three-year period (50% in year two and 50% in year three); and (iv) four weeks of vacation, $20,000 in relocation expense reimbursement and other employee benefits customarily made available to the Company’s senior executives.

Mr. Rapp has not been a party to any transaction with the Company or its subsidiaries of the type required to be disclosed pursuant to Item 404(a) of the Securities and Exchange Commission’s Regulation S-K, and no such transaction is currently proposed.

A copy of the Company’ press release announcing Mr. Rapp’s appointment is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The exhibits that are filed or furnished with this report are listed in the Exhibit Index that immediately follows the signatures hereto, which list is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHORE BANCSHARES, INC.

Dated: February 20, 2013	By:	/s/ W. Moorhead Vermilye
W. Moorhead Vermilye Chief Executive Officer

EXHIBIT INDEX

Exhibit

Number	Description

99.1	Press release dated February 20, 2013 (filed herewith).

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